UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported):
May 12, 2011
LENNOX INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15149 (Commission File Number)	42-0991521 (IRS Employer Identification No.)
2140 Lake Park Blvd.
Richardson, Texas 75080
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (972) 497-5000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)	Retirement of Director James J. Byrne
     On May 12, 2011, James J. Byrne, age 75, retired from the Board of Directors (the “Board”) of Lennox International Inc. (the “Company”). His retirement was in accordance with Company’s mandatory retirement policy, as stated in its Corporate Governance Guidelines, which requires members of the Board to retire at the annual meeting of stockholders following their 75th birthday.
     As a result of Mr. Byrne’s retirement, the Board passed a resolution effective May 12, 2011, fixing the size of the Board at ten members.

Item 5.07	Submission of Matters to a Vote of Security Holders
     On May 12, 2011, the Company held its Annual Meeting of Stockholders. During this meeting, our stockholders were asked to consider and vote upon four proposals: (1) the election of three Class I Directors to our Board of Directors to serve for a three-year term which expires at the annual meeting of stockholders in 2014, (2) the ratification of the appointment of KPMG LLP as our independent registered public accounting firm, (3) an advisory vote on the compensation of the named executive officers, and (4) an advisory vote on the frequency of the advisory vote on executive compensation.
     On the record date of March 21, 2011, there were 53,319,689 shares of the Company’s common stock issued and outstanding and entitled to be voted at the annual meeting. For each proposal, the results of the stockholder voting were as follows:

		Votes For	Votes Against	Abstain	Broker Non-Votes
1.	Election of director nominees to
	serve as Class I directors, for a
	term which expires at the annual
	meeting of stockholders in 2014
	Janet K. Cooper	35,823,016	2,283,675	15,168	7,665,788
	John W. Norris, III	36,084,303	2,023,776	13,780	7,665,788
	Paul W. Schmidt	36,256,756	1,850,184	14,919	7,665,788

		Votes For	Votes Against	Abstain
2.	Ratification of appointment of	45,654,291	119,327	14,029
	KPMG LLP as the Company’s
	independent registered public
	accounting firm

		Votes For	Votes Against	Abstain	Broker Non-Votes
3.	Advisory vote on the	32,756,692	5,335,900	29,267	7,665,788
	compensation of the named executive
	officers

		1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
4.	Advisory vote on	35,567,541	16,070	2,520,834	17,414	7,665,788
	the frequency of
	the advisory vote
	on executive compensation
     In light of the voting results with respect to the frequency of shareholder votes on executive compensation, the Company has decided to hold an annual advisory vote on the compensation of named executive officers until the next vote on the frequency of shareholder votes on the compensation of executives. The Company is required to hold votes on frequency at least once every six years.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENNOX INTERNATIONAL INC.
Date: May 16, 2011	By:	/s/ Robert L. Villaseñor
		Name:	Robert L. Villaseñor
		Title:	Director, Securities Law and Assistant Secretary

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